UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 29, 2004
                                                        -----------------



                                  Advanta Corp.
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             (Exact name of registrant as specified in its charter)


         Delaware                     0-14120                  23-1462070
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(State or other jurisdiction        (Commission              (IRS Employer
       of incorporation)            File Number)          Identification No.)



 Welsh & McKean Roads, P.O. Box 844, Spring House, Pennsylvania    19477
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            (Address of principal executive offices)             (Zip Code)


        Registrant's telephone number, including area code (215) 657-4000
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

         The information in this Current Report on Form 8-K is to be considered "filed" under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

On November 29, 2004, Advanta Corp. (the "Company") issued a press release providing its earnings and other financial guidance for the 2005 fiscal year and announcing that its Board of Directors has approved a 20 percent increase in the Company's regular quarterly cash dividend effective for its first quarter 2005 dividend payable in May 2005. A copy of the press release is attached hereto as
Exhibit 99.1 and incorporated herein by reference.

On November 29, 2004 at 8:30 a.m. Eastern time, Company management also will hold a conference call, publicly announced in its press release dated November 23, 2004. The call will be broadcast for the public simultaneously over the Internet through www.advanta.com or www.vcall.com. Replays of the call are available on the Vcall site for 30 days from the date of the call.

In addition to historical information, this Current Report on Form 8-K contains forward-looking statements that are subject to certain risks and uncertainties that could cause actual results to differ from those projected. The most significant among these risks and uncertainties are: (1) the Company's managed net interest income including changes resulting from fluctuations in the volume of receivables and the range and timing of pricing offers to cardholders; (2) competitive pressures; (3) political conditions, social conditions, monetary and fiscal policies and general economic conditions that affect the level of new account originations, customer spending, delinquencies and charge-offs; (4) factors affecting fluctuations in the number of accounts or receivable balances, including the retention of cardholders after promotional pricing periods have expired; (5) interest rate fluctuations; (6) the level of expenses; (7) the timing of the securitizations of the Company's receivables; (8) factors affecting the value of investments held by the Company; (9) the effects of government regulation, including restrictions and limitations imposed by banking laws, regulators and examinations; (10) effect of, and changes in, tax laws, rates, regulations and policies; (11) relationships with customers, significant vendors and business partners; (12) factors affecting the Company's ability to successfully develop, acquire, produce, test and market products or services;
(13) the amount and cost of financing available to the Company; (14) the ratings on the debt of the Company and its subsidiaries; (15) revisions to estimates associated with the discontinued operations of the Company's mortgage and leasing businesses; (16) the effect of changes in accounting policies or practices as may be required by changes in U.S. generally accepted accounting principles; (17) the impact of litigation; (18) the proper design and operation of the Company's disclosure controls and procedures; and (19) the ability to attract and retain key personnel. Additional risks that may affect the Company's future performance are detailed in the Company's filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.

         The following exhibit relating to Item 8.01 shall be deemed "filed" under the Exchange Act:


99.1 Press Release issued November 29, 2004 providing earnings and other financial guidance for 2005 fiscal year and announcing increase in the quarterly dividend payable on its Class A and Class B Common Stock effective for the first quarter 2005 dividend.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Advanta Corp.
                                        ---------------------------------
                                        (Registrant)


Date: November 29, 2004
                                        By:  /s/ Elizabeth Mai
                                        ---------------------------------
                                           Elizabeth H. Mai
                                           Senior Vice President,
                                           Secretary and General Counsel

                                  EXHIBIT INDEX



Exhibit   Description                                      Method of Filing


99.1      Press release issued November 29, 2004           Filed herewith
          providing earnings and other financial
          guidance for 2005 fiscal year and announcing increase in the quarterly dividend payable on its Class A and Class B Common Stock effective for the first quarter 2005 dividend.